UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 1, 2022

Date of Report (Date of earliest event reported)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37575	68-0680859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

757 3rd Avenue

27th Floor

New York, NY 10017

(Address of principal executive offices)

(646) 507-5710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	STAF	NASDAQ

Item 1.01 Entry Into a Material Definitive Agreement.

On July 1, 2022, Staffing 360 Solutions, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional and accredited investors for the issuance and sale of 657,858 shares of common stock, par value $0.00001 per share (the “Common Shares”), or pre-funded warrants (“Pre-Funded Warrants”) to purchase shares of common stock, and warrants (the “Warrants”) to purchase up to 657,858 shares of common stock, with an exercise price of $5.85 per share. The Warrants are exercisable immediately upon issuance and have a term of exercise equal to five and one-half years from the date of issuance. The combined purchase price for one Common Share (or pre-funded warrant) and one associated warrant to purchase one share of common stock was $6.10.

Under a registration rights agreement (the “Registration Rights Agreement”) with the investors, the Company is required to file an initial registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale of the Common Shares, and the shares of the Company’s common stock underlying the Pre-Funded Warrants and the Warrants no later than 15 days after July 1, 2022, and to use best efforts to have the registration statement declared effective as promptly as practical thereafter, and in any event no later than 45 days after July 1, 2022.

In connection with the private placement, each investor entered into a warrant amendment agreement with the Company (collectively, the “Warrant Amendment Agreements”) to amend the exercise prices and expiration dates of certain existing warrants to purchase up to an aggregate of 657,858 shares of common stock of the Company that were previously issued to the investors, with exercise prices ranging from $18.50 to $38.00 per share and expiration dates ranging from July 22, 2026 to November 1, 2026. The Warrant Amendment Agreements became effective upon the closing of the private placement and pursuant to the Warrant Amendment Agreements, the amended warrants have a reduced exercise price of $5.85 per share and expire five and one-half years following the closing of the private placement.

The Company intends to use the net proceeds received from the private placement for general working capital purposes.

H.C. Wainwright & Co., LLC (“Wainwright”) acted as the Company’s exclusive placement agent in connection with the private placement, pursuant to that engagement letter, dated as of June 28, 2022, between the Company and Wainwright (the “Engagement Letter”). Pursuant to the Engagement Letter, the Company paid Wainwright (i) a total cash fee equal to 7.5% of the aggregate gross proceeds of the private placement, (ii) a management fee of 1.0% of the aggregate gross proceeds of the private placement, or $40,129.34, and (iii) a non-accountable expense allowance of $85,000. In addition, the Company issued to Wainwright or its designees warrants (the “Placement Agent Warrants”) to purchase up to 49,339 shares of common stock at an exercise price equal to $7.625. The Placement Agent Warrants are exercisable immediately upon issuance and have a term of exercise equal to five and one-half years from the date of issuance.

The Engagement Letter and the Purchase Agreement contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions. The foregoing descriptions of terms and conditions of the Purchase Agreement, the Pre-Funded Warrants, the Warrants, the Placement Agent Warrants, and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by the full text of the form of the Purchase Agreement, the form of the Pre-Funded Warrant, the form of the Warrant, the form of the Placement Agent Warrant, and the form of the Registration Rights Agreement, which are attached hereto as Exhibits 10.1, 4.1, 4.2, 4.3 and 10.2, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 of this Current Report on Form 8-K in relation to (i) the Common Shares, the Pre-Funded Warrants, the Warrants and the Placement Agent Warrants, (ii) the shares of the Company’s common stock issuable upon the exercise of the Pre-Funded Warrants, (iii) the shares of the Company’s common stock issuable upon the exercise of the Warrants, and (iv) the shares of the Company’s common stock issuable upon the exercise of the Placement Agent Warrants, is incorporated herein by reference. Neither the issuance of the Common Shares, the Pre-Funded Warrants, the Warrants, the Placement Agent Warrants or the shares of common stock issuable upon the exercise thereof, as applicable, were registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws. The issuance of the Common Shares, the Pre-Funded Warrants, the Warrants and the Placement Agent Warrants was, and the shares of common stock issuable upon the exercise thereof will be issued in reliance on the exemptions from registration provided by Section 4(a)(2) under the Securities Act and Regulation D promulgated thereunder.

Item 8.01 Other Events.

On July 1, 2022, the Company issued a press release announcing the pricing of the private placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

On July 7, 2022, the Company issued a press release announcing the closing of the private placement. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
4.1	Form of Pre-Funded Warrant
4.2	Form of Warrant
4.3	Form of Placement Agent Warrant
10.1	Form of Securities Purchase Agreement
10.2	Form of Registration Rights Agreement
99.1	Press Release, dated July 1, 2022
99.2	Press Release, dated July 7, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2022	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Brendan Flood
Brendan Flood
Chairman and Chief Executive Officer